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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF AMDOCS LIMITED
                           (AS OF NOVEMBER 30, 1999)

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
LIST OF THE SUBSIDIARIES             JURISDICTION OF      BUSINESS NAME
                                     INCORPORATION OR
                                     ORGANIZATION
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Amdocs (Israel) Limited              Israel               Amdocs (Israel) Limited
                                                          (formerly P.S. Publishing Systems
                                                          Ltd.)
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Amdocs (USA), Inc.                   State of Delaware    Amdocs (USA), Inc.
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European Software Marketing Ltd.     Island of Guernsey,  European Software Marketing Ltd.
                                     Channel Islands
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Amdocs (UK) Limited                  United Kingdom       Amdocs (UK) Limited
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European Support Limited             United Kingdom       European Support Limited
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Amdocs (Brazil) Limitada             Brazil               Amdocs (Brazil) Limitada
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Amdocs (Italy) SRL                   Torino, Italy        Amdocs (Italy) SRL
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Amdocs Software GmbH                 Germany              Amdocs Software GmbH
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Directory Technology (Pty) Limited   Victoria, Australia  Directory Technology (Pty) Limited
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Amdocs Management Limited            United Kingdom       Amdocs Management Limited
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Amdocs, Inc.                         State of Delaware    Amdocs, Inc.
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Canadian Directory Technology Ltd.   State of Delaware    Canadian Directory Technology Ltd.
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Amdocs Services, Inc.                State of Delaware    Amdocs Services, Inc.
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Sypress, Inc.                        State of Delaware    Sypress, Inc.
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Amdocs Software Technologies, Inc.   State of Delaware    Amdocs Software Technologies, Inc.
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International Telecommunication      State of Delaware    International Telecommunication
Data Systems, Inc.                                        Data Systems, Inc.
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ITDS Intelicom Services, Inc.        State of Delaware    ITDS Intelicom Services, Inc.
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ITDS Ltda.                           Brazil               IDTS Ltda.
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Amdocs (CR) S.R.O                    Czech Republic       Amdocs (CR) S.R.O.
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Amdocs B.V.                          Netherlands          Amdocs B.V.
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Amdocs (Japan) Limited               Japan                Amdocs (Japan) Limited
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Amdocs Development Limited           Republic of Cyprus   Amdocs Development Limited
                                                          (formerly Amdocs (Cyprus) Ltd.)
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Amdocs Software Systems Ltd.         Ireland              Amdocs Software Systems Ltd.
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Amdocs (Hungary) Kft.                Hungary              Amdocs Hungary Kft.
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Amdocs Software Solutions Kft.       Hungary              Amdocs Software Solutions Kft.
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